                            September 10, 2021

Multi Soft II, Inc.
4400 Biscayne Boulevard; 10th Floor
Miami, FL 33137

Re:    Amendment No. 10 to Revolving Credit Promissory Note

Reference is made to the Revolving Credit Promissory Note (the “Revolver”) dated April 23, 2012 in consideration of the mutual agreements and covenants contained and other good and valuable consideration, the parties hereto agree to increase the Commitment Amount, as defined in the Revolver, from $550,000 to $600,000 and extend the Maturity Date of the Revolver to December 31, 2023 from December 31, 2022.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 10 to the Revolving Credit Promissory Note to be duly executed and attested, all as of the date first written above.

BORROWER:

MULTI SOFT II, INC., a Florida Corporation

By:     /s/ Robert M. Lundgren
    Name:    Robert M. Lundgren
        Director

LENDER:

VECTOR GROUP LTD., a Delaware Corporation

By:     /s/ Marc N. Bell
    Name:    Marc N. Bell
        Senior Vice President, General Counsel and Secretary